UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 24, 2013

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PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC.

(Exact name of registrant specified in its charter)

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Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

11501 Northlake Drive

Cincinnati, Ohio 45249

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (513) 554-1110

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

On June 28, 2013, Phillips Edison – ARC Shopping Center REIT Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) to disclose its acquisition of Northcross, a grocery-anchored shopping center located in Austin, Texas on June 24, 2013.  The Company included in the Form 8-K an undertaking to file financial statements for Northcross on or before September 7, 2013 by amendment to the Form 8-K.  Subsequent to the filing of the Form 8-K, the Securities and Exchange Commission’s Division of Corporation Finance released an updated Financial Reporting Manual that changed the financial statement requirements with respect to the acquisition of real estate operations.  Based on this change in financial statement requirements, the Company determined that it is not required to provide financial statements for Northcross.  As a result, the Company will not file an amendment to the Form 8-K that contains such financial statements.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements and Businesses Acquired

The information required in Item 9.01 is included in Item 2.01 above and is incorporated by reference herein.

(b) Pro Forma Financial Information

See paragraph (a) above

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC.

Dated: August 30, 2013	By:	/s/ R. Mark Addy____________________
R. Mark Addy
Co-President & Chief Operating Officer